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                                                                   EXHIBIT 10.10


                           FOURTH AMENDMENT TO LEASE


     This Fourth Amendment of Lease is dated as of January 1, 1998 between ADVENT REALTY LIMITED PARTNERSHIP II, a Delaware limited partnership with an address at 45 Milk Street, Boston, Massachusetts 02110 ("Landlord"), and FORRESTER RESEARCH, INC. a Delaware corporation with an address at 1033 Massachusetts Avenue, Cambridge, Massachusetts 02138 ("Tenant").

     WHEREAS, Landlord and Tenant have entered into a Lease dated as of May 1, 1995, a First Amendment to Lease dated as of August 28, 1995, a Second Amendment to Lease dated as of May 21, 1996, and a Third Amendment to Lease dated as of May 6, 1997, all with respect to the Building (as so amended, the "Lease");

     WHEREAS, pursuant to the initial Lease Landlord demised to Tenant and Tenant leased from Landlord the entire second floor of the Building consisting of 13,223 rentable square feet of space and 7,425 rentable square feet of space on the third floor of the Building (the "Initial Premises") for a term commencing June 12, 1995 and expiring January 31, 2001;

     WHEREAS, pursuant to the First Amendment to Lease, Landlord and Tenant added to the Premises demised under the lease 2,326 rentable square feet of space on the third floor of the Building (the "First Amendment Third Floor Premises") for a term commencing September 1, 1995 through January 31, 2001;

     WHEREAS, pursuant to the Second Amendment to Lease, Landlord and Tenant added to the Premises demised under the lease 3,472 rentable square feet of space on the third floor of the Building for a term commencing June 3, 1996 through January 31, 2001 (the "Second Amendment Third Floor Premises");

     WHEREAS, also pursuant to the Second Amendment to Lease, Landlord and Tenant added to the Premises demised under the lease the entire fifth floor of the Building consisting of 12,500 rentable square feet of space and the entire sixth floor of the Building consisting of 12,500 rentable square feet of space (the "Fifth and Sixth Floor Premises") for a term commencing May 21, 1996 through June 8, 2001;

     WHEREAS, pursuant to the Third Amendment to Lease, Landlord and Tenant added to the Premises demised under the lease the entire fourth floor of the Building consisting of 12,500 rentable square feet of space (the "Fourth Floor Premises") for a term commencing May 6, 1997 through May 5, 2002;

     WHEREAS, Tenant exercised its right of first offer to lease the mezzanines space of the Building pursuant to Section 18.1.2 of the Lease; and

     WHEREAS, Landlord and Tenant desire to add to the Premises the mezzanine space of the Building consisting of 4,957 rentable square feet (the "Mezzanine Premises") for a term commencing as of January 1, 1998 and expiring December 31, 2002 on the terms contained herein;
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     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants herein contained, Landlord and Tenant hereby agree as follows. Terms not defined herein shall have the same meaning as in the Lease.

     1. TERM. Effective January 1, 1998, Section 1.1 of the Lease shall be amended by deleting the defined terms "TERM COMMENCEMENT DATE" and "TERM EXPIRATION DATE" and substituting therefor the following:

     "TERM OF LEASE:

     (a) The Term of this Lease with respect to the Initial Premises shall commence on June 12, 1995 and expire on January 31, 2001;

     (b) The Term of this Lease with respect to the First Amendment Third Floor Premises shall commence on September 1, 1995 and expire on January 31, 2001;

     (c) The Term of this Lease with respect to the Second Amendment Third Floor Premises shall commence on June 3, 1996 and expire on January 31, 2001;

     (d) The Term of this Lease with respect to the Fifth and Sixth Floor Premises shall commence on May 21, 1996 and expire on June 8, 2001;

     (e) The Term of this Lease with respect to the Fourth Floor Premises shall commence on May 6, 1997 and expire on May 5, 2002;

     (f) The Term of this Lease with respect to the Mezzanine Premises shall commence on January 1, 1998 and expire on December 31, 2002."

     2. MEASUREMENT OF THE PREMISES. Effective January 1, 1998, Section 1.1 of the Lease shall be amended by deleting the defined term "RENTABLE FLOOR AREA OF THE PREMISES" and substituting therefor the following:

           "RENTABLE FLOOR AREA OF
           THE PREMISES:                       68,903 Square Feet

           Second Floor:                       13,223 Square Feet
           Third Floor:                        13,223 Square Feet
           Fourth Floor:                       12,500 Square Feet
           Fifth Floor:                        12,500 Square Feet
           Sixth Floor:                        12,500 Square Feet
           Mezzanine:                           4,957 Square Feet"



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     3.    ANNUAL BASIC RENT. Effective January 1, 1998, Section 1.1 of the
Lease shall be amended by deleting the defined term "ANNUAL BASIC RENT" and substituting therefor the following:

"ANNUAL BASIC RENT:

============================================================================
 TIME PERIOD                      ANNUAL RATE        CALCULATION
____________________________________________________________________________

 June 12, 1995 through            $  293,019.65      $17.05 X 13,223 rsf +
 August 31, 1995                                     $ 9.10 X  7,425 rsf
____________________________________________________________________________

 September 1, 1995 through        $  327,909.65      $17.05 X 13,223 rsf +
 December 11, 1995                                   $ 9.10 X  7,425 rsf +
                                                     $15.00 X  2,326 rsf
____________________________________________________________________________

 December 12, 1995 through        $  386,938.40      $17.05 X 20,648 rsf +
 May 20, 1996                                        $15.00 X  2,326 rsf
____________________________________________________________________________

 May 21, 1996 through             $  861,938.40      $17.05 X 20,648 rsf +
 June 2, 1996                                        $15.00 X  2,326 rsf +
                                                     $19.00 X 25,000 rsf
____________________________________________________________________________

 June 3, 1996 through             $  914,018.40      $17.05 X 20,648 rsf +
 May 5, 1997                                         $15.00 X  5,798 rsf +
                                                     $19.00 X 25,000 rsf
____________________________________________________________________________

 May 6, 1997 through              $1,170,268.40      $17.05 X 20,648 rsf +
 June 11, 1997                                       $15.00 X  5,798 rsf +
                                                     $20.50 X 12,500 rsf +
                                                     $19.00 X 25,000 rsf
____________________________________________________________________________

 June 12, 1997 through            $1,181,005.36      $17.57 X 20,648 rsf +
 June 30, 1997                                       $15.00 X  5,798 rsf +
                                                     $20.50 X 12,500 rsf +
                                                     $19.00 X 25,000 rsf
____________________________________________________________________________

 July 1, 1997 through             $1,195,906.22      $17.57 X 26,446 rsf +
 December 31, 1997                                   $20.50 X 12,500 rsf +
                                                     $19.00 X 25,000 rsf
____________________________________________________________________________

 January 1, 1998 through          $1,312,395.70      $17.57 X 26,446 rsf +
 June 11, 1999                                       $20.50 X 12,500 rsf +
                                                     $19.00 X 25,000 rsf +
                                                     $23.50 X  4,957 rsf
____________________________________________________________________________

 June 12, 1999 through            $1,323,503.04      $17.99 X 26,446 rsf +
 January 31, 2001                                    $20.50 X 12,500 rsf +
                                                     $19.00 X 25,000 rsf +
                                                     $23.50 X  4,957 rsf
____________________________________________________________________________



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============================================================================
 TIME PERIOD                      ANNUAL RATE        CALCULATION
____________________________________________________________________________

 February 1, 2001 through         $847,739.50        $20.50 X 12,500 rsf +
 June 8, 2001                                        $19.00 X 25,000 rsf +
                                                     $23.50 X  4,957 rsf
____________________________________________________________________________

 June 9, 2001 through             $372,739.50        $20.50 X 12,500 rsf +
 May 5, 2002                                         $23.50 X  4,957 rsf
____________________________________________________________________________

 May 6, 2002 through              $116,489.50        $23.50 X  4,957 rsf
 December 31, 2002
============================================================================


     4. PARKING. Effective January 1, 1998, Section 1.1 of the Lease shall be amended by deleting the defined term "PARKING" and substituting therefor the following:

           "PARKING: Seventy-eight (78) spaces"

           The parking plan attached hereto as Exhibit A shall, as of such effective date, be substituted for the parking plan attached to the Third Amendment to Lease.

           Except as expressly modified herein, all the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and confirmed.

           IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in multiple counterparts under seal as of the date first above written.


                                            Landlord:

                                            ADVENT REALTY LIMITED PARTNERSHIP II

                                            By: Advent Realty GP II Limited
                                                Partnership, its General Partner

                                            By: Advent Realty, Inc.,
                                                its General Partner



                                            By: /s/
                                                --------------------------------



                                            Tenant:

                                            FORRESTER RESEARCH, INC.



                                            By: /s/ George F. Colony
                                                --------------------------------
                                                George F. Colony, President






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